UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2006

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

3003 Tasman Drive, Santa Clara, CA 95054-1191

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On January 26, 2006, SVB Financial Group (the “Company”) issued a press release regarding its financial results for the quarter and year ended December 31, 2005.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 26, 2006, announcing the Company’s financial results for the quarter and year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2006	SVB FINANCIAL GROUP

	By:	/s/ Donal D. Delaney
	Name:	Donal D. Delaney
	Title:	Controller

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated January 26, 2006, announcing the Company’s financial results for the quarter and year ended December 31, 2005.